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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-85008, No. 33-65578 and No. 33-62751) of IMP,
Inc. of our report dated May 5, 1998, appearing in this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule, which appears in the Form 10-K.

PRICE WATERHOUSE LLP

San Jose, California
June 24, 1998